SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
2.875% Walgreens Boots Alliance, Inc. notes due 2020	WBA20	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Information.

On August 10, 2020, The Boots Company PLC (the “Boots Company”), a wholly owned indirect subsidiary of Walgreens Boots Alliance, Inc. (“Walgreens Boots Alliance” or the “Company”) incorporated and existing in the United Kingdom, established a new commercial paper program (the “Program”) for the purpose of issuing short-term, unsecured commercial paper notes (the “Notes”) in an aggregate principal amount up to €1,000,000,000.

Under the Program, the Boots Company may issue Notes from time to time and use the proceeds for general corporate purposes. The Program will be guaranteed (the “Guarantee”) by the Company. The Notes will be sold under customary terms in the commercial paper market and the Notes and Guarantee will rank pari passu with all other unsecured and unsubordinated indebtedness of the Boots Company and the Company, respectively. The maturities of the Notes will vary but may not exceed 364 days from the date of issue.

The Boots Company has applied to become an eligible issuer under the Joint HM Treasury and Bank of England’s COVID Corporate Financing Facility commercial paper program (the “CCFF Program”). Under the CCFF Program, COVID Corporate Financing Facility Limited, an entity operated by the Governor and Company of the Bank of England, will purchase at a specified spread over reference rates, newly issued European commercial paper in the primary market via dealers and after issuance from eligible counterparties in the secondary market.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Cautionary Note Regarding Forward-Looking Statements: All statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including those relating to the timing, status and outcome of the pending application for eligible issuer status under the CCFF Program and those described in Item 1A (Risk Factors) of our Form 10-K for the fiscal year ended August 31, 2019, our Form 10-Q for the quarter ended May 31, 2020 and in other documents that Walgreens Boots Alliance files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. These forward-looking statements speak only as of the date they are made. Walgreens Boots Alliance does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: August 14, 2020	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary